Exhibit 99.1

LETTER OF TRANSMITTAL

COUNTY BANCORP, INC.

OFFER TO EXCHANGE

$30,000,000 aggregate principal amount of its 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028 that have been registered under the Securities Act of 1933 (“New Notes”)

For any and all of its outstanding Fixed-to-Floating Rate Subordinated Notes due 2028 (“Old Notes”)

Pursuant to the Prospectus, dated                 , 2018

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON
AUGUST [●], 2018 UNLESS EXTENDED (“EXPIRATION DATE”).

TENDERS MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE
EXPIRATION DATE

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to U.S. Bank National Association (the “Exchange Agent”) as follows:

By Mail or Hand Delivery:	U.S. Bank National Association
Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, Minnesota 55107-1402
Telephone:	(800) 934-6802
Facsimile:	(651) 466-7367
Email:	cts.specfinance@usbank.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 934-6802.

The prospectus, dated                 , 2018 (the “Prospectus”), of County Bancorp, Inc., a Wisconsin corporation (the “Company”), and this Letter of Transmittal together constitute the Company’s offer to exchange (the “Exchange Offer”) up to $30,000,000 in aggregate principal amount of its New Notes for a like principal amount of its Old Notes from the registered holders thereof. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus. The undersigned acknowledges receipt of the Prospectus and this Letter.

The Exchange Offer is not being made or mailed to, nor will tenders of Old Notes be accepted from or on behalf of, any holders of outstanding Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

Unless otherwise indicated or unless the context requires otherwise, all references in this Letter of Transmittal to the “Company,” “we,” “us,” “our,” or similar references mean County Bancorp, Inc.

The form and terms of the New Notes are identical in all material respects to the form and terms of the Old Notes, except that:

•	the New Notes have been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), and, as a result, will not bear any legend restricting their transfer;

•	the New Notes bear different CUSIP numbers from the Old Notes;

•	the New Notes generally will not be subject to transfer restrictions;

•	the New Notes will not be entitled to registration rights under the registration rights agreement dated May 30, 2018 (the “Registration Rights Agreement”) among the initial purchasers of the Old Notes named therein and us, in accordance with which the Exchange Offer is made, or otherwise; and

•	because the New Notes will not be entitled to registration rights, holders of the New Notes will not have the right to additional interest under the circumstances described in the Registration Rights Agreement relating to our fulfillment of our registration obligations.

The New Notes will be issued only in fully registered form without interest coupons, in minimum denominations of $1,000 and any integral multiple of $1,000 in excess thereof. Unless otherwise required for institutional accredited investors, the New Notes will be evidenced by a global note deposited with the trustee for the New Notes, as custodian for The Depository Trust Company (“DTC”) and transfers of beneficial interests will be facilitated only through records maintained by DTC and its participants.

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to the principal amount of the surrendered Old Note. Interest on each New Note will accrue from the last interest payment date on which interest was paid on the Old Note surrendered in exchange therefor or, if no interest has been paid on the Old Note, from the date of its original issue. The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the closing date of the Exchange Offer.

We reserve the right, at any time and from time to time, to extend the Exchange Offer, in which case the term “Expiration Date” will mean the latest date and time to which the Exchange Offer is extended. To extend the exchange offer, we will notify the Exchange Agent and each registered holder of the Old Notes of any extension before 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offer is not conditioned on any minimum aggregate principal amount of Old Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. See “The Exchange Offer—Conditions” in the Prospectus.

The method of delivery of Old Notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Old Notes should be sent to the Company. Delivery of the Letter of Transmittal, Old Notes and related documents to us does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes described in Box I (Description of Tendered Notes) (the “Tendered Notes”). The undersigned is the registered owner of all of the Tendered Notes, and the undersigned represents that it has received from each beneficial owner of the Tendered Notes, if any, described in Box II (Beneficial Owner) (a “Beneficial Owner”), a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal as Exhibit A, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Tendered Notes.

The undersigned irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as our agent) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to us and deliver all accompanying evidences of transfer and authenticity to us, or upon our order, (ii) present the Tendered Notes for transfer on our books and (iii) receive for our account all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph will be an irrevocable power coupled with an interest.

The undersigned represents and warrants that the undersigned has full power and authority to surrender, tender, sell, assign and transfer the Tendered Notes and to acquire New Notes issuable upon the exchange of such Tendered Notes, and that, when the Tendered Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by us and that the information (if any) set forth in Box II (Beneficial Owner(s)) is correct.

The undersigned and any Beneficial Owner represent and warrant to us that (i) any New Notes to be received in exchange for the Tendered Notes will have been acquired in the ordinary course of business of the undersigned and any Beneficial Owner, (ii) that neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New Notes, (iii) that neither the undersigned nor any Beneficial Owner is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company and (iv) that neither the undersigned nor any Beneficial Owner is acting on behalf of any person who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) above. If the undersigned or any Beneficial Owner is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the undersigned and such Beneficial Owner each (i) represents that such broker-dealer is participating in the Exchange Offer for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, (ii) confirms that it has not entered into any arrangement or understanding with us or any of our affiliates to distribute New Notes and (iii) acknowledges that it may be a statutory underwriter and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging and so delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions.

The undersigned and any Beneficial Owner agree that acceptance of any Tendered Notes by us and the issuance of New Notes in exchange therefor will constitute performance in full by us of the Company’s obligations under the Registration Rights Agreement and that we will have no further obligations or liabilities thereunder (except as expressly provided therein).

The undersigned and any Beneficial Owner also acknowledge that the Exchange Offer is being made based upon our understanding of existing interpretations of the Securities Act by the staff of the SEC set forth in several “no-action” letters to third parties and unrelated to us and the Exchange Offer and, based on such interpretations, we believe that New Notes issued pursuant to the terms of the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in and do not intend to engage in and have no arrangement or understanding with us or any other person to participate in a distribution (within the meaning of the Securities Act) of such New Notes, provided further if a holder is a broker-dealer registered under the Exchange Act, the holder is participating in the Exchange Offer for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities and the holder must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. Any holder who is an affiliate of the Company, who does not acquire the New Notes in the ordinary course of business, who intends to participate in the Exchange Offer for the purpose of distributing the New Notes or is a broker-dealer registered under the Exchange Act who purchased the Old Notes directly from us (i) will not be able to rely on the interpretations of the staff of the SEC set forth in the above-mentioned “no-action” letters, (ii) will not be able to tender its Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made in accordance with an available exemption from such requirements. The undersigned acknowledges that we have not sought or received our own “no-action” letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the SEC will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned “no-action” letters. The undersigned and any Beneficial Owner further acknowledge that we may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.

The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or us to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and will not be affected by, and will survive the death or incapacity of, the undersigned and such Beneficial Owner.

For purposes of the Exchange Offer, we will be deemed to have accepted validly tendered Tendered Notes when and if we have given written or oral notice to the Exchange Agent of our acceptance.

The undersigned understands that tenders of the Tendered Notes in accordance with the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes” and in the Instructions hereto will constitute a binding agreement between the undersigned and us in accordance with the terms and subject to the conditions set forth in this Letter of Transmittal and in the Prospectus.

The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under “The Exchange Offer—Conditions,” we will not be required to accept the Tendered Notes for exchange and (ii) the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under “The Exchange Offer—Withdrawal of Tenders.” Tendered Notes not accepted for exchange or which have been withdrawn will be returned, without expense, to the undersigned promptly after the Expiration Date, in the manner set forth in the next succeeding paragraph.

Unless otherwise indicated in Box IV (Special Issuance Instructions), please (i) issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of the undersigned and (ii) if applicable, issue any substitute certificates representing any Old Notes not validly tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box V (Special Delivery Instructions), please return any Old Notes not validly tendered or not exchanged to the undersigned at the address indicated in Box I (Description of Tendered Notes).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

BOX I

DESCRIPTION OF TENDERED NOTES*

Name and Address of Registered Noteholder exactly as name appears on Old Note Certificate(s)	Description of Notes Surrendered
	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate	Aggregate Principal Amount Tendered**

Total Principal
Amount Tendered:

*	List the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of the Old Notes should be listed on a separate signed schedule attached hereto.
**	Tenders of Old Notes must be in a minimum principal amount of $1,000 and any integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the principal amount of each Old Note represented by the Certificate(s) indicated above. See Instruction 2.

BOX II

BENEFICIAL OWNERS

Name of Each Beneficial Owner of Tendered Notes	State of Principal Residence of Each Beneficial Owner of Tendered Notes	Principal Amount of Tendered Notes Held for Account of Beneficial Owner

BOX III

ATTENTION BROKER-DEALERS

☐	CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER:

	☐	CHECK HERE IF THE UNDERSIGNED BROKER-DEALER WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

BOX IV

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if New Notes and/or certificates for Old Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VI (Signature). Please type or print information.

Issue: New Notes issued and/or Old Notes not exchanged to:

Name:

Address:
(Street Address)

(City)	(State)		(Zip Code)

(Tax Identification or Social Security Number)

	(DTC Participant Utilized)	(DTC Participant Number)

BOX V

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Old Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VI (Signature) at the address(es) indicated in Box I (Description of Tendered Notes). Please type or print information.

Send: Old Notes not exchanged to:

Name:

Address:
(Street Address)

(City)	(State)		(Zip Code)

(Tax Identification or Social Security Number)

	(DTC Participant Utilized)	(DTC Participant Number)

BOX VI

SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 1 and 3)

In addition, the enclosed Internal Revenue Service Form W-9

or appropriate Internal Revenue Service Form W-8 must be completed and signed.

, 2018
(Signatures by Tendering Holders)	(Date)
, 2018
(Additional Signatures by Tendering Holders, if any)	(Date)

(Area Code(s) and Telephone Number(s))

DTC Participant Utilized by Holder DTC Participant Number

For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by us, submit herewith evidence to our satisfaction of authority to so act. See Instruction 3.

Name:

Capacity:

Address:
(Street Address)

(City)	(State)	(Zip Code)
(Tax Identification or Social Security Number)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed
by Eligible Institution:
Authorized Signature:
(Print Name)

(Title)
Name of Firm:
(Must be an Eligible Institution as defined in Instruction 3)
Address:

Area Code and Telephone Number:

Date:

COUNTY BANCORP, INC.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

$30,000,000 aggregate principal amount of its 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028 that have been registered under the Securities Act of 1933 (“New Notes”)

For any and all of its outstanding Fixed-to-Floating Rate Subordinated Notes due 2028 (“Old Notes”)

1. Delivery of this Letter of Transmittal and Tendered Notes. This Letter of Transmittal is to be completed by holders of Old Notes. Certificates for all tendered Old Notes and a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal prior to 11:59 p.m., New York City time, on the Expiration Date.

The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 11:59 p.m., New York City time, on the Expiration Date. Do not send this Letter of Transmittal, any Tendered Notes or any other required documents to anyone other than the Exchange Agent.

2. Tender by Registered Holder; Instructions to Registered Holder from Beneficial Owner; Partial Tenders. Only a holder in whose name Old Notes are registered may execute and deliver this Letter of Transmittal and tender Old Notes in the Exchange Offer. Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Old Notes should (i) contact such registered holder promptly and instruct such registered holder to tender such Old Notes on such Beneficial Owner’s behalf, (ii) properly complete and duly execute the form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal as Exhibit A and (iii) timely deliver such form to such registered holder. We, the Exchange Agent and the Registrar for the Old Notes will be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such Beneficial Owner. If such Beneficial Owner wishes to tender Old Notes on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

Tendered Notes must be in a minimum principal amount of $1,000 and any integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Old Notes evidenced by a submitted certificate is to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Old Notes to be tendered in Box I (Description of Tendered Notes) under the caption “Aggregate Principal Amount Tendered.” The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box IV (Special Issuance Instructions), certificates evidencing untendered Old Notes issued in accordance with the Exchange Offer will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box V (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes).

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes specified in this Letter of Transmittal and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a firm which is an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an “Eligible Institution”).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified in this Letter of Transmittal, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates, bond powers or other instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by us, evidence satisfactory to us of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Tendered Notes are tendered by: (i) the registered holder thereof who has not completed Box IV (Special Issuance Instructions) or Box V (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes (i) the name in which New Notes are to be issued if different from the name of the holder signing this Letter of Transmittal and (ii) if applicable, the name in which substitute certificates evidencing Old Notes not validly tendered or accepted for exchange are to be issued if different from the name of the holder signing this Letter of Transmittal. Tendering holders should also indicate in the applicable boxes the address of the person with respect to such issuance. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing such Old Notes not validly tendered exchanged will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes).

5. Internal Revenue Form W-9 or Appropriate Internal Revenue Form W-8. Payments of principal and interest on a note are generally subject to backup withholding unless the holder provides us (as payor) or other payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Internal Revenue Service (“IRS”) Form W-9 (or appropriate IRS Form W-8 in the case of a foreign holder), which in the case of a tendering holder who is an individual, is his or her social security number, and in the case of an entity, the TIN is typically the employer identification number. If we are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the IRS, and all reportable payments that are made to such holder may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt holders of Old Notes (such as corporations) are not subject to these backup withholding and reporting requirements.

To prevent backup withholding on reportable payments of principal and interest by us, each holder of Tendered Notes must provide its correct TIN by completing the IRS Form W-9 enclosed with this Letter of Transmittal, certifying that (i) the TIN provided is correct (or that such holder is awaiting a TIN), (ii) that (x) the holder is exempt from backup withholding, (y) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the IRS has notified the holder that such holder is no longer subject to backup withholding, (iii) the holder is a U.S. citizen or other U.S. person and (iv) the FATCA code(s) entered on the form (if any) indicating that the holder is exempt from FATCA reporting is correct. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give us a completed appropriate IRS Form W-8, which may be obtained at the IRS website at www.irs.gov. If the Tendered Notes are in more than one name or are not in the name of the Beneficial Owner, the tendering holder should consult its tax advisor for information on which TIN to report. If such holder does not have a TIN, such holder should consult its tax advisor for instructions on applying for a TIN and complete the IRS Form W-9 or IRS Form W-8 in accordance with the IRS instructions provided with the forms.

6. Transfer Taxes. Except as described below, we will pay all transfer taxes, if any, applicable to the transfer of Tendered Notes to us in accordance with the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Tendered Notes, or if the Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Tendered Notes to us under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes specified in this Letter of Transmittal.

7. Waiver of Conditions. We reserve the absolute right to waive any or all conditions relating to the Exchange Offer set forth in the Prospectus or this Letter of Transmittal.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, will waive any right to receive notice of the acceptance of their Tendered Notes for exchange.

9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed will be responsible for obtaining replacement securities or for arranging for indemnification with the trustee of the Old Notes. Holders may contact the exchange agent for assistance with these matters.

10. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by us in our absolute discretion, which determination will be final and binding. We reserve the absolute right to reject any and all Tendered Notes determined by us not to be in proper form or not to be properly tendered or any Tendered Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive, in our absolute discretion, any defects, irregularities or conditions of tender as to particular Tendered Notes, whether or not waived in the case of other Tendered Notes. Our interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as we will determine. Although we intend to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither we, the Exchange Agent nor any other person will be under any duty to give such notification or will incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

11. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, we will accept for exchange all validly tendered Old Notes promptly after the

Expiration Date and will issue New Notes therefor promptly thereafter. For purposes of the Exchange Offer, we will be deemed to have accepted validly tendered Old Notes when and if we have given oral or written notice to the Exchange Agent of our acceptance. If any Tendered Notes are not exchanged under the Exchange Offer for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box IV (Special Issuance Instructions) or Box V (Special Delivery Instructions).

12. Withdrawal. You may withdraw tenders of Old Notes at any time on or prior to the expiration date.

For a withdrawal of a tender to be effective, the Exchange Agent must receive a written or facsimile transmission notice of withdrawal before the expiration date at its address set forth on the front cover page hereof. The withdrawal notice must:

•	specify the name of the person who tendered the Old Notes to be withdrawn;

•	identify the Old Notes to be withdrawn, including the certificate numbers and the principal amount represented by the Old Notes;

•	contain a statement that the holder is withdrawing the election to have the Old Notes exchanged; and

•	be signed by the holder of the Old Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. In addition, the notice of withdrawal must specify the name in which any Old Notes are to be registered, if different from that of the registered holder of the Old Notes and be guaranteed by an eligible institution unless the Old Notes have been tendered for the account of an eligible institution.

Withdrawal of tenders of Old Notes may not be rescinded. Any Old Notes validly withdrawn will be deemed not validly tendered for purposes of this exchange offer. However, validly withdrawn Old Notes may be tendered again following one of the procedures described above prior to the expiration date.

13. Requests for Assistance or Additional Copies. Questions related to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover page of this Letter of Transmittal.

Exhibit A: Instructions to Registered Holder from Beneficial Owner

To Registered Holder:

The undersigned hereby acknowledges receipt and review of the prospectus, dated as of                 , 2018, of County Bancorp, Inc. (the “Company”) and the related letter of transmittal. These two documents together constitute the Company’s offer (the “Exchange Offer”) to exchange its 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028 (the “New Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s issued and outstanding unregistered 5.875% Fixed-to-Floating Rate Subordinated Notes due 2028 (the “Old Notes”).

This will instruct you, the registered holder of the Old Notes, as to the action to be taken by you relating to the Exchange Offer for the Old Notes held by you for the account of the undersigned.

The aggregate principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount): $                                        .

With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

☐	To TENDER all Old Notes held by you for the account of the undersigned.

☐	To TENDER the following principal amount of Old Notes held by you for the account of the undersigned (fill in amount): $

☐	NOT to TENDER any Old Notes held by you for the account of the undersigned.

If no box is checked, a signed and returned Instruction to Registered Holder from Beneficial Owner will be deemed to instruct you to tender all Old Notes held by you for the account of the undersigned.

If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations contained in the letter of transmittal that are to be made with respect to the undersigned as a beneficial owner, including, but not limited to, the representations that:

•	Any New Notes to be received in exchange for Old Notes will have been acquired in the ordinary course of business of the undersigned;

•	The undersigned does not have an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the New Notes;

•	The undersigned is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company;

•	If the undersigned is not a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the undersigned is not engaged in, and does not intend to engage in, a distribution of New Notes;

•	If the undersigned is a broker-dealer registered under the Exchange Act that will receive New Notes for its own account in exchange for Old Notes, the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act; and

•	The undersigned is not acting on behalf of any person who could not truthfully make the statements set forth in the bullets above.

SIGN HERE

Name of beneficial owner(s):

Signature(s):

Name(s) (please print):

Address:

Telephone Number:

Taxpayer Identification or Social Security Number:

Date:

Signature Page

to

Exhibit A: Instructions to Registered Holder from Beneficial Owner